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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 MARCH 19, 2002
               Date of Report (Date of earliest event reported)

                          SABRE HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

        DELAWARE                    1-12175                     75-2662240
(State or other jurisdiction  (Commission File No.)           (IRS Employer
     of incorporation)                                     Identification No.)

                               3150 SABRE DRIVE
                             SOUTHLAKE, TEXAS 76092
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (682) 605-1000

                                NOT APPLICABLE.
         (Former name or former address, if changed since last report.)

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ITEM 5.    OTHER EVENTS.

    On March 19, 2002, Sabre Holdings Corporation ("Sabre") raised its earnings projection for the first quarter of 2002 and for the fiscal year 2002. These projections supersede any prior projections filed by Sabre.

    For the first quarter, Sabre projected that earnings per share, excluding special items, will be in the range of $0.58 to $0.61, exceeding previous guidance of $0.47 to $0.52. Sabre stated that the increase in the first quarter earnings projection is primarily the result of lower operating costs and expense control. Sabre stated that it expects spending to gradually return to planned levels through the year.

    On such date, Sabre also reiterated its guidance for first quarter revenues, which remain on course in a volatile industry. Sabre stated that first quarter revenues are expected to decline one to six percent, year over
year, as global bookings gradually recover industry wide.   Sabre also stated
that travel bookings remain in line with company expectations.

    In addition to the increased earnings guidance for the first quarter, Sabre also reported that it expects second quarter, 2002 earnings per share, excluding special items, to be in the range of $0.55 to $0.60. Sabre projected that for the full year, 2002 earnings per share, excluding special items, will be in the range of $1.93 to $2.03, above previous guidance of $1.80 to $1.90. Sabre confirmed that its projections for 2002 revenues and travel booking levels remain unchanged.

ITEM 7.    EXHIBIT

    Attached hereto as Exhibit 99.1 is Sabre's press release, dated March 19, 2002, which is filed as a part of this report.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

    Statements in this report and the exhibit attached hereto which are not purely historical facts, including statements about forecasted revenue or earnings growth, cost estimates, expected operating margins or cash flow, and future bookings outlook, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre on the date of this report. Sabre undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: airlines limiting their participation in travel marketing and distribution services; and Sabre's revenues being highly dependent on the travel and transportation industries. Sabre may not succeed in addressing these and other risks. Further information regarding factors that could affect Sabre's financial and other results can be found in the risk factors section of Sabre's most recent filing on Form 10-K with the Securities and Exchange Commission.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SABRE HOLDINGS CORPORATION


                                       By: /s/ James F. Brashear
                                          --------------------------------
                                          Name:    James F. Brashear
                                          Title:   Corporate Secretary

Date: March 26, 2002